Operating Leases	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Operating Leases
Operating Leases
The Company leases certain property and equipment under noncancelable operating leases. Rental expense under such operating leases was $19.7 million, $51.7 million and $54.9 million in 2014, 2013 and 2012, respectively.
Future minimum payments under operating leases with noncancelable terms are as follows:

(In thousands)
2015	$14,642
2016	10,905
2017	7,204
2018	4,075
2019	3,546
After 2019	24,762

Total minimum rentals to be received in the future under noncancelable subleases at December 31, 2014 are $0.6 million.
The decrease in 2014 rental expense under operating leases is due to the Infrastructure Transaction. See Note 4, Acquisitions and Dispositions, for additional information related to the Infrastructure Transaction.